Long-Term Debt (Schedule Of The Spanish Term Loans And Corresponding Fixed Interest Rate Swaps) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 28, 2014	Dec. 31, 2013	Dec. 31, 2012
Outstanding borrowings	$ 1,468.0	$ 1,386.9	$ 1,450.1
Europe And Mediterranean [Member] | Spanish Term Loan [Member]
Outstanding borrowings		0	14.6
Fair Value (Level 2)		$ 0	$ 14.8
Interest rate - weighted average		0.00%	3.70%